PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PGIM Conservative Allocation Fund

PGIM Moderate Allocation Fund

PGIM Growth Allocation Fund

Supplement dated September 26, 2018

to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Ted Lockwood currently serves as a portfolio manager for the Fund. In February 2018, Mr. Lockwood announced his intention to retire from Quantitative Management Associates LLC (QMA) during the third quarter of 2018, and his retirement is effective as of September 28, 2018. To reflect Mr. Lockwood’s retirement, all references and information pertaining to Mr. Lockwood are hereby deleted.

Joel M. Kallman, MBA, CFA, Peter Vaiciunas, MBA, CFA and Edward L. Campbell, MBA, CFA will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s Prospectus and SAI are hereby revised as follows:

I.	All references and information pertaining to Ted Lockwood with respect to the Fund are hereby removed.

LR1099